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Exhibit 10.8

                    Schedule to Form of Open-End Mortgage,
              Assignment of Rents, Leases and Security Agreement

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
Borrower                            County                       District
Balanced Care Realty at             Blair                         Western
Altoona, Inc.

Balanced Care Realty at             Columbia                      Middle
Berwick, Inc.

Balanced Care Realty at             Mifflin                       Middle
Lewistown, Inc.

Balanced Care Realty at             Lackawanna                    Middle
Peckville, Inc.

Balanced Care Realty at             Berks                         Eastern
Reading, Inc.

Balanced Care Realty at             Lackawanna                    Middle
Scranton, Inc.

Balanced Care Realty at             Centre                        Middle
State College, Inc.
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